                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA


IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

  SUPERIOR NATIONAL INSURANCE GROUP         STATEMENT NO. 13
                                            FOR THE PERIOD FROM: 1-Apr-01
                                            TO: 30-Apr-01
                               DEBTOR

CHAPTER 11 CASE NO. SV00-14099-GM


                                      DIP Payroll    DIP WCMA/MLIF   DIP Operating
                                        Account         Account         Account
                                      -----------    -------------   -------------
CASH ACTIVITY ANALYSIS

A. Total Receipts Per
     All Prior Interim Statements    $7,079,230.04   $3,551,183.71    $330,319.36

B. Less:  Total Disbursements Per
     All Prior                       $6,815,040.41   $3,042,122.48    $229,200.71
     Interim Statements

C. Beginning Balance                   $264,189.63     $509,061.23    $101,118.65

D. Receipts During Current Period

     Per Attached Schedule             $274,450.46       $3,090.28          $0.00

E. Balance Available                   $538,640.09     $512,151.51    $101,118.65

F. Less:  Disbursements During
     Period

     Per Attached Schedule             $537,422.78     $337,485.35     $63,148.72

G. Ending Balance                        $1,217.31     $174,666.16     $37,969.93



                                      Pre-Petition        Pre-Petition       Pre-Petition         Pre-Petition
                                     Payroll Account   Operating Account   Operating Account   Investment Account
                                                         Imperial Bank      Bank of Bermuda
                                     ---------------   -----------------   -----------------   ------------------
CASH ACTIVITY ANALYSIS               CLOSED 5/12/00      CLOSED 5/15/00     CLOSED 5/19/00       CLOSED 5/31/00

A. Total Receipts Per
     All Prior Interim Statements      $127,139.87              $84.46             $45.84               $12.16

B. Less:  Total Disbursements Per
     All Prior                         $127,139.87              $84.46             $45.84               $12.16
     Interim Statements

C. Beginning Balance                         $0.00               $0.00              $0.00                $0.00

D. Receipts During Current Period

     Per Attached Schedule                   $0.00               $0.00              $0.00                $0.00

E. Balance Available                         $0.00               $0.00              $0.00                $0.00

F. Less:  Disbursements During
     Period

     Per Attached Schedule                   $0.00               $0.00              $0.00                $0.00

G. Ending Balance                            $0.00               $0.00              $0.00                $0.00



H.  ACCOUNT INFORMATION
      (1).   DIP Payroll Account
                  (a)      Depository Name and Location   Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
                  (b)       Account Number                15818-20438
      (2).  DIP WCMA/MLIF Account
                  (a)      Depository Name and Location   Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
                  (b)       Account Number                77M07W63
      (3).   DIP Operating Account
                  (a)      Depository Name and Location   Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
                  (b)       Account Number                15815-16527
      (4).  Pre-Petition Payroll Account
                  (a)      Depository Name and Location   Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
                  (b)       Account Number                14173-04996                       CLOSED 5/12/00
      (5).  Pre-Petition Operating Account
                  (a)      Depository Name and Location   Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
                  (b)       Account Number                17-061-275                        CLOSED 5/15/00
      (6).  Pre-Petition Operating  Account
                  (a)      Depository Name and Location   Bank of Bermuda, 6 Front Street, Hamilton HM 11, Bermuda
                  (b)       Account Number                1010-584560                       CLOSED 5/19/00
      (7).  Pre-Petition Investment  Account
                  (a)      Depository Name and Location   Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017
                  (b)       Account Number                350776                            CLOSED 5/31/00


I.      Other Monies On Hand:  None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated: 5/22/2001                                      Signed:  /s/ ALEX CORBETT
---------------------------------------------------   -------------------------

                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA


IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

  SUPERIOR NATIONAL INSURANCE GROUP         STATEMENT NO. 13
                                            FOR THE PERIOD FROM: 1-Apr-01
                                            TO: 30-Apr-01
                                 DEBTOR

CHAPTER 11 CASE NO. SV00-14099-GM



                                                        Pre-Petition        Pre-Petition Monarch            Pre-Petition
                                                        MLIF Account           Funds Account              Preemptive Rights
                                                                                                           Holding Account
                                                        ------------        --------------------          -----------------
CASH ACTIVITY ANALYSIS                                 CLOSED 6/6/00           CLOSED 6/6/00               CLOSED 5/15/00



A.   Total Receipts Per All Prior Interim Statements   $1,215,440.20               $173.00                      $0.00

B.    Less:  Total Disbursements Per All Prior         $1,215,439.74               $173.00                      $0.00
              Interim Statements

C.    Beginning Balance                                        $0.46                 $0.00                      $0.00

D.     Receipts During Current Period

          Per Attached Schedule                                $0.00                 $0.00                      $0.00

E.     Balance Available                                       $0.46                 $0.00                      $0.00

F.     Less:  Disbursements During Period

          Per Attached Schedule                                $0.00                 $0.00                      $0.00

G.     Ending Balance                                          $0.46                 $0.00                      $0.00




                                                          Pre-Petition      Pre-Petition       Pre-Petition         Pre-Petition
                                                       Operating Account   Equity Account   Concentration Acct    Accounts Payable
                                                             Chase                            Bank of America     Bank of America
                                                       -----------------   --------------   ------------------    ----------------
CASH ACTIVITY ANALYSIS                                   CLOSED 5/18/00    CLOSED 5/15/00     CLOSED 5/10/00       CLOSED 5/15/00


A.   Total Receipts Per All Prior Interim Statements      $0.00                 $0.00                 $0.00               $0.00

B.    Less:  Total Disbursements Per All Prior            $0.00                 $0.00                 $0.00               $0.00
              Interim Statements

C.    Beginning Balance                                   $0.00                 $0.00                 $0.00               $0.00

D.     Receipts During Current Period

          Per Attached Schedule                           $0.00                 $0.00                 $0.00               $0.00

E.     Balance Available                                  $0.00                 $0.00                 $0.00               $0.00

F.     Less:  Disbursements During Period

          Per Attached Schedule                           $0.00                 $0.00                 $0.00               $0.00

G.     Ending Balance                                     $0.00                 $0.00                 $0.00               $0.00



H.  ACCOUNT INFORMATION
      (7).   Pre-Petition MLIF Account
                  (a)      Depository Name and Location   Merrill Lynch, 10 West Second Street, #400, Dayton,
                                                          OH 45402
                  (b)       Account Number                77M07K15                  CLOSED 6/6/00
      (8).  Pre-Petition Monarch Funds Account
                  (a)      Depository Name and Location   Imperial Bank-Monarch Funds, PO Box 446, Portland,
                                                          ME 04112
                  (b)       Account Number                10-00054585-31-01         CLOSED 6/6/00
      (9).  Pre-Petition Preemptive Rights Holding
Account
                  (a)      Depository Name and Location   Imperial Bank-Monarch Funds, PO Box 446, Portland,
                                                          ME 04112
                  (b)       Account Number                17-108-832                CLOSED 5/15/00
    (10).  Pre-Petition Operating Account
                  (a)      Depository Name and Location   Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn,
                                                            NY  11245
                  (b)       Account Number                910-2-662864              CLOSED 5/18/00
    (11).  Pre-Petition Equity Account
                  (a)      Depository Name and Location   Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn,
                                                            NY  11245
                  (b)       Account Number                910-2-662856              CLOSED 5/15/00
    (12).  Pre-Petition Concentration Account
                  (a)      Depository Name and Location   Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
                  (b)       Account Number                14173-04939               CLOSED 5/10/00
    (13).  Pre-Petition Accounts Payable Account
                  (a)      Depository Name and Location   Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
                  (b)       Account Number                77650-01167               CLOSED 5/15/00
